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                                                                    Exhibit 99.1

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. Crew Group, Inc. and J. Crew Operating Corp. (collectively, the "Company") of Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott M. Rosen, Acting Chief Executive Officer of the Company and Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:  /s/ Scott M. Rosen
                                               --------------------------------
                                                  Scott M. Rosen
                                                  Acting Chief Executive Officer
                                                  September 6, 2002

                                            By:  /s/ Scott M. Rosen
                                               --------------------------------
                                                  Scott M. Rosen
                                                  Executive Vice - President and
                                                  Chief Financial Officer
                                                  September 6, 2002

EXPLANATORY NOTE: Since the departure of Mark Sarvary as former Chief Executive Officer of J.Crew Group, Inc. and J.Crew Operating Corp. on May 1, 2002, Scott
M. Rosen has performed the functions of each registrant's principal executive officer on an interim basis in addition to being each registrant's principal financial officer.